Corporate Information	12 Months Ended
Dec. 31, 2022
Corporate Information [Abstract]
CORPORATE INFORMATION

1 CORPORATE INFORMATION

Anghami Inc. (the “Group” or the “Parent”), was incorporated as a Cayman Islands exempted Group on March 1, 2021 with its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The mailing address of our principal executive office is 16th Floor, Al-Khatem Tower, WeWork Hub71, Abu Dhabi Global Market Square, Al Maryah Island, Abu Dhabi, United Arab Emirates.

The principal activity of the group is digital entertainment and online streaming including music, podcasts, music videos, and live events. The Group has a freemium business model whereby premium (paying) users get unlimited access to online streaming content, ads free streaming experience, and unlimited downloads. The ad-supported users do not pay subscription fees and are provided with limited access to on-demand online streaming content without the ability to download content. The Group secures its content via licenses with labels and independent artists to provide its service.

On February 3, 2022 (the “Closing Date”), the Group consummated a business combination (the “Business Combination”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated March 3, 2021, by and among the Group, Vistas Media Acquisition Group Inc. (“VMAC” or the “SPAC”), Anghami, an exempted Group incorporated under the laws of the Cayman Islands (“Anghami”), Anghami Vista 1, a Cayman Islands exempted Group and wholly-owned subsidiary of the Group, and Anghami Vista 2, a Cayman Islands exempted Group and wholly-owned subsidiary of the Group.

As a result of the Business Combination, Anghami and VMAC have become wholly-owned subsidiaries of the Group. On February 4, 2022, the Group’s ordinary shares commenced trading on the Nasdaq Global Market under the symbol “ANGH” and the Vistas Media Acquisition Group Inc. warrants to purchase Vistas Media Acquisition Group Inc. Class A Common Stock that were converted into warrants to purchase ordinary shares of Anghami Inc. commenced trading on the Nasdaq Capital Market under the symbol “ANGHW.” The warrants are subject to the same terms and conditions (including exercisability terms) as were applicable to the corresponding former VMAC Warrants.

Pursuant to the Business Combination Agreement, the SPAC does not meet the definition of a business under the guidance of IFRS 3, hence the Transaction was accounted for as a recapitalization in accordance with IFRS 2. Under this method of accounting, Anghami as been determined to be the accounting acquirer based on evaluation of the facts and circumstances of the business combination. Accordingly, the reverse recapitalization has been accounted for as the equivalent of Anghami Inc. issuing shares for the net assets of VMAC, accompanied by a recapitalization by third party investors.

The consolidated financial statements as at and for the year ended December 31, 2022 are prepared as a continuation of Anghami and its subsidiaries. The comparative financial information in relation to the shares and basic and diluited net loss per share attributable to equity holders of the Parent, prior to the business combination, have been retroactively restated as shares reflecting the exchange ratio (the “Exchange Ratio”) established in the business combination. All fractional shares were rounded.